UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
May 11, 2018 (May 11, 2018)

INUVO, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-32442	87-0450450
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 President Clinton Avenue, Suite 300, Little Rock, AR	72201
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(501) 205-8508

not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 11, 2018, Inuvo, Inc. (“Inuvo” or the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Roth Capital Partners, LLC (the “Underwriter”), pursuant to which the Company agreed to sell to the Underwriter in a firm commitment underwritten public offering (the “Offering”) an aggregate of 2,860,000 shares the “Firm Shares”)of common stock , par value $0.001 per share (the “Common Stock”) at an Offering price of $0.70 per share. The Company granted the Underwriter a 30-day option to purchase up to an additional 429,000 shares (the “Option Shares”; and together with the Firm Shares, the “Shares”) of Common Stock to cover over-allotments, if any.

The net proceeds to the Company from the Offering are expected to be approximately $1.8 million before the over-allotment option, after deducting underwriting discounts and commissions and estimated expenses payable by the Company. The transactions contemplated by the Underwriting Agreement are expected to close on May 15, 2018, subject to customary closing conditions.

The Offering was registered and the Shares will be issued pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333-220317) (the “Registration Statement”), which was initially filed with the Securities and Exchange Commission on September 1, 2017, and was declared effective on September 8, 2017, and the related base prospectus included in the Registration Statement, as supplemented by the prospectus supplement dated May 11, 2018 (the “Prospectus Supplement”). The legal opinion and consent of Pearlman Law Group LLP addressing the validity of the Common Stock is filed as Exhibit 5.1 hereto and is incorporated into the Registration Statement.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriter, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions.

The Underwriter will receive discounts and commissions of six percent (6%) of the gross cash proceeds received by the Company from the sale of the Shares in the Offering, and up to $30,000 for its out of pocket expenses, which includes fees of counsel to the Underwriter, subject to compliance with FINRA Rule 5110(f)(2)(D). In addition, from closing of the Offering and until April 30, 2019, if the Company or any of its subsidiaries raises funds by means of a public offering or a private placement of equity securities using an underwriter or placement agent, then the underwriter shall have an irrevocable right of first refusal to participate as sole or co-lead book running and/or sole or co-lead placement agent with respect to any such transaction with underwriting fees or placement agent fees equivalent to at least thirty-five percent (35%) of the aggregate fees paid to the underwriter or placement agent for such transaction. The Company estimates the total expenses of this Offering, which will be payable by us, excluding the Underwriter’s discounts and commissions will be approximately $30,000. After deducting the Underwriter’s discounts and commissions and our estimated offering expenses, we expect the net proceeds from this offering to be approximately $1.8 million. The Company intends to use the net proceeds for general working capital.

Under the Underwriting Agreement the Company agreed not to contract to issue or announce the issuance or proposed issuance of any Common Stock or Common Stock equivalents for 90 days following the closing of the Offering. The Company’s executive officers and directors have entered into 90 day Lock-Up Agreements with the Placement Agent pursuant to which they have agreed not to sell, transfer, assign or otherwise dispose of the shares of the Company’s common stock owned by them, subject to certain exclusions as set forth therein.

A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated into this Item 1.01 by reference. A copy of the form of Lock-Up Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated into this Item 1.01 by reference. The Underwriting Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Underwriting Agreement. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. The foregoing description of the terms of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement. Investors should review that document as well as the Registration Statement and Prospectus Supplement for a complete understanding of the terms and conditions associated with the Offering.

This Current Report contains forward-looking statements that involve risk and uncertainties, such as statements related to the amount of net proceeds expected from the Offering. The risks and uncertainties involved include various risks detailed in the Company’s SEC filings from time to time.

Item 8.01	Other Events.

On May 11, 2018, the Company issued a press release announcing the pricing of the Offering of Common Stock. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement dated May 11, 2018 by and between Roth Capital Partners, LLP and Inuvo, Inc.
5.1	Opinion of Pearlman Law Group LLP
10.1	Form of Lock-Up Agreement
23.1	Consent of Pearlman Law Group LLP (included in Exhibit 5.1)
99.1	Press release dated May 11, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INUVO, INC.
Date: May 11, 2018	By: /s/ Wallace D. Ruiz
Wallace D. Ruiz, Chief Financial Officer

Index of Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement dated May 11, 2018 by and between Roth Capital Partners, LLP and Inuvo, Inc.
5.1	Opinion of Pearlman Law Group LLP
10.1	Form of Lock-Up Agreement
23.1	Consent of Pearlman Law Group LLP (included in Exhibit 5.1)
99.1	Press release dated May 11, 2018